EXHIBIT 3A

                                   Duplicate.
                     Treasurer's Office - State of New York.

$5.00.

                            Albany, January 16, 1902.

Received from Warwick Valley Telephone Company, Five Dollars in full of Tax of one-twenthieth of one per centum upon the Capital Stock of $10,000. of the above named company for the privilege of organization pursuant to Chapter 448 Laws of 1901.


                                  B. H. Davis,
                                  Deputy Treasurer.


                                  Thos. P. Gilman
                                  Deputy Comptroller

                          Certificate of Incorporation
                                     of the
                        Warwick Valley Telephone Company.

State of New York,
County of Orange, SS:-
Village of Warwick

     We, Clinton W. Wisner, Michael N. Kane, George H. Strong, Sidney H. Sanford, Hiram Tate, George F. Ketchum, John W. Sanford, William A. Hynard, Frank M. Cummins, Fred C. Cary, William E. Bailey, Charles A. Crissey, William
H. Chardavoyne, Wilbur C. Lazear, Benjamin B. Sayer, Francis B. Sanford, G. Fred Pitts, Ferdinand V. Sanford, Joshua C. Wilson, Milton L. Sanford, Charles G. Pierson, Wilson W. Van Duzer, Pierson E. Sanford, James H. Vealey, James B. Lawrence, Henry Pelton, Benjamin F. Vail, Patrick O'Hehir, Sherman Rightmeyer, Albert C. Gullman, Dwight Dutcher, John J. Beattie, Lewis J. Campbell, James W. Benedict, Albert Burk, and Fred C. Raynor, all of whom are of full age and citizens of the United States and residents of this State, do by these presents associate ourselves together to form a corporation for the purpose of constructing, owning, using and maintaining a line or lines of Electric Telephone pursuant to and in conformity with the provisions of Article VIII of the Transportation Corporations Law, and for that purpose we do hereby certify as follows:

     I. The name of the proposed Corporation is, the Warwick Valley Telephone Company.

     II. The general route and points to be connected by said line are, the residences, business and public places in the Village and Town of Warwick, New York, the County of Orange, New York, and the Counties of Sussex and Passaic, New Jersey.

     III. The amount of its capital stock shall be Ten Thousand Dollars.

     IV. The number of shares of which the capital stock shall consist are One Thousand.

     V. The term of its existence shall be fifty years.

     VI. The number of its directors shall be nine.

     VII. The names and residences of the directors for the first year are Michael N. Kane, George F. Ketchum, Frank M. Cummins, Fred C. Cary, William E. Bailey, Sidney H. Sanford, William A. Hynard, Wilbur C. Lazear, and George H. Strong, all of Warwick, Orange County, New York.

     VIII. The Post Office Address of each subscriber, the number of shares of stock which each agrees to take in said Corporation, are subscribed to this Certificate.

     IN WITNESS WHEREOF, We have hereunto subscribed our names to the Certificate in duplicate this 11th day of January, 1902.

      Names.                      Residences.                   No. of Shares.

Michael N. Kane                 Warwick, N. Y.                       Ten
George H. Strong                   "       "                         Ten
Sidney H. Sanford                  "       "                           "
George F. Ketchum                  "       "                           "
John W. Sanford                    "       "                           "
Hiram Tate                         "       "                           "
W. A. Hynard                       "       "                           "
Frank M. Cummins                   "       "                           "
Fred C. Cary                       "       "                           "

William E. Bailey                 Warwick, N. Y.                     Ten
Charles A. Crissey                  "       "                         "
Wm. H. Chardavoyne                  "       "                         "
Wilbur C. Lazear                    "       "                         "
B. B. Sayer                         "       "                         "
G. Fred Pitts                       "       "                         "
F. V. Sanford                       "       "                         "
Joshua C. Wilson                    "       "                         "
M. L. Sanford                       "       "                         "
Chas. G. Pierson                    "       "                         "
Wilson W. Van Duzer                 "       "                         "
Pierson E. Sanford                  "       "                         "
James H. Vealey                     "       "                         "
James B. Lawrence                   "       "                         "
Henry Pelton                        "       "                        Five
Benjamin F. Vail                    "       "                        Five
Patrick P. O'Hehir                  "       "                        Ten
Sherman Rightmyer                   "       "                        Five
A. C. Gullman                       "       "                         "
Dwight Dutcher                      "       "                        Ten
John J. Beattie                     "       "                         "
Lewis J. Campbell                   "       "                        Five
James W. Benedict                   "       "                        Ten
Albert Burk                         "       "                        Five
Fred C. Raynor                      "       "                         "

State of New York,
County of Orange, SS:-

     On this 15th day of January, 1902, before me personally appeared, Michael
N. Kane, George H. Strong, Sidney H. Sanford, Hiram Tate, George F. Ketchum, John W. Sanford, William A. Hynard, Frank M. Cummins, Fred C. Cary, William E. Bailey, Charles A. Crissey, William H. Chardavoyne, Wilbur C. Lazear, Benjamin
B. Sayer, G. Fred Pitts, Ferdinand V. Sanford, Joshua G. Wilson, Milton L. Sanford, Charles G. Pierson, Wilson W. Van Duzer, Pierson E. Sanford, James H. Vealey, James B. Lawrence, Henry Pelton, Benjamin F. Vail, Sherman Rightmyer, Albert C. Gullman, Dwight Dutcher, John J. Beattie, Lewis J. Campbell, James W. Benedict, Albert Burk, and Fred C. Raynor, to me known to be the persons described in and who executed the foregoing Certificate and they severally acknowledged to me that they executed the same.

Lewis J. Stage, Notary Public.

State of New York,
                         SS;-
Orange County Clerk's Office,

     I, James D. McGiffert, Clerk of the County of Orange and also Clerk of the Supreme and County Courts, in and for said County (Courts of Record) do hereby certify that I have compared the preceding copy with the original Certificate of Incorporation of the Warwick Valley Telephone Company filed Jan. 21, 1902 at 9
H. A. M. in my Office and that the same is a true and correct transcript therefrom and the whole of said original.

                                             Witness my hand and the seal of
                                             said Courts and County at Goshen,
Seal                                         this 11th day of Sept. 1912.

                                                    J. D. McGiffert
                                                    Clerk.

CERTIFICATE OF INCREASE OF CAPITAL STOCK AND OF NUMBER OF SHARES OF ONE THOUSAND PURSUANT TO SECTION THIRTY-SIX OF THE STOCK CORPORATION LAW.

     We, George H. Strong and George F. Ketchum, being respectively, president and the secretary thereof, certify

     1. The name of the corporation is Warwick Valley Telephone Company.

     2. The Certificate of Incorporation was filed in the office of the Secretary of State on the 16th day of January 1902.

     3. The total amount of the previously authorized capital stock is $10,000.

     4. The total number of shares which the corporation is authorized to issue is 1000 common of the par value of $10. each.

     5. The designations, preferences, privileges and voting powers, or restrictions or qualifications of the several classes of shares already authorized are as follows: 1000 shares common stock with full voting powers.

     6. The number of shares of each class issued and outstanding is 1000 shares common.

     7. The amount to which the capital stock is increased is $20,000.

     8. The number of shares is increased from 1000 to 2000, all of which are to have a par value of Ten Dollars each, the same as heretofore.

     9. The total number of shares which the corporation may henceforth have is 2000, all of which are to have a par value of Ten Dollars each.

     IN WITNESS WHEREOF, we have made and subscribed this certificate in triplicate, this fifteenth day of May, 1907.

                                                    (signed) George H. Strong
                                                                   President.

                                                   (signed) George F. Ketchum
                                                                   Secretary.

State of New York :
                  :  ss:
County of Orange  :

     On this 15th day of August, 1927, before me personally came George H. Strong and George F. Ketchum, to me known to be the persons described in and who executed the foregoing certificate, and they thereupon duly acknowledged to me that they executed the same.

                                    (signed) Lawrence Stage
                                             Notary Public, Orange County.

State of New York :
                  :  ss:
County of Orange  :

     George H. Strong and George F. Ketchum, being duly sworn, depose and say and each for himself says that he George H. Strong, is the president of Warwick Valley Telephone Company, and he George F. Ketchum, was the secretary thereof at the time of the execution of the above certificate, that they have been duly authorized to execute and file the foregoing certificate of increase of capital stock and number of shares by the votes of the holders of record of a majority of the outstanding shares of said corporation entitle to vote thereon, case in person or by proxy at a stockholder's meeting held in the rooms of the Excelsior Hose Company in the Village Building in the Village of Warwick, N. Y., on the 7th day March, 1907, at 8 o'clock P.M., upon notice pursuant to Section forty-five of the Stock Corporation Law.

Subscribed and sworn to before me
this 15th day of August, 1927.                  (signed) George H. Strong

                                                (signed) George F. Ketchum

          (signed) Lawrence Stage
        Notary Public, Orange County.

CERTIFICATE OF INCREASE OF CAPITAL STOCK AND OF NUMBER OF SHARES OF FOUR THOUSAND SIX HUNDRED SEVEN PURSUANT TO SECTION THIRTY-SIX OF THE STOCK CORPORATION LAW.

     We, George H. Strong and John E. Barry, being respectively, president and the secretary and treasurer thereof, certify

     1. The name of the corporation is Warwick Valley Telephone Company.

     2. The Certificate of Incorporation was filed in the office of the Secretary of State on the 16th day of January, 1902.

     3. The total amount of the previously authorized capital stock is $20,000.

     4. The total number of shares which the corporation is authorized to issue is 2000 common of the par value of $10. each.

     5. The designations, preferences, privileges and voting powers, or restrictions or qualifications of the several classes of shares already authorized are as follows: 2000 shares common stock with full voting powers.

     6. The number of shares of each class issued and outstanding is 2000 shares common.

     7. The amount to which the capital stock is increased is $66070.

     8. The number of shares is increased from 2000 to 6607., all of which are to have a par value of Ten Dollars each, the same as heretofore.

     9. The total number of shares which the corporation may henceforth have is 6607., all of which are to have a par value of Ten Dollars each.

     IN WITNESS WHEREOF, we have made and subscribed this certificate in triplicate, this fifteenth day of August 1927.

  (signed) George H. Strong                 (signed) John E. Barry
           President.                                Secretary and Treasurer.

State of New York  :
                   :  ss:
County of Orange   :

     On this 15th day of August, 1927, before me personally came George H. Strong and John E. Barry, to me known to be the persons described in and who executed the foregoing certificate, and they thereupon duly acknowledged to me that they executed the same.

                             (signed) Lawrence Stage
                                      Notary Public, Orange County.

State of New York  :
                   :  ss:
County of Orange   :

     George H. Strong and John E. Barry, being duly sworn, depose and say and each for himself deposes and says that he George H. Strong, is the president of Warwick Valley Telephone Company, and he, John E. Barry, is the secretary and treasurer thereof, that they have been duly authorized to execute and file the foregoing certificate of increase of capital stock and number of shares by the votes of the holders of record of a majority of the outstanding shares of said corporation entitled to vote thereon, case in person or by proxy at a stockholders' meeting held in the directors room of the First National Bank, in the Village of Warwick, N. Y., on the 12th day of August, 1927, at 8:00 o'clock P.M., upon notice pursuant to Section forty-five of the Stock Corporation Law.

Subscribed and sworn to before me
this 15th day of August, 1927.                     (signed) George H. Strong

                                                   (signed) John E. Barry
            (signed) Lawrence Stage
                     Notary Public, Orange County.

CERTIFICATE OF INCREASE OF CAPITAL STOCK AND OF NUMBER OF SHARES OF WARWICK VALLEY TELEPHONE COMPANY PURSUANT TO SECTION THIRTY-SIX OF THE STOCK CORPORATION LAW.

     We, George H. Strong and John E. Barry, being respectively, president and the secretary and treasurer thereof, certify:

     1. The name of the corporation is Warwick Valley Telephone Company.

     2. The Certificate of Incorporation was filed in the office of the Secretary of State on the 16th day of January, 1902.

     3. The total amount of the previously authorized capital stock is $66,070.00.

     4. The total number of shares which the corporation is authorized to issue of 6607 common of the par value of $10.00 each.

     5. The designations, preferences, privileges and voting powers, or restrictions or qualifications of the several classes of shares already authorized are as follows: 6607 shares common stock with full voting powers.

     6. The number of shares of each class issued and outstanding is 2000 shares common.

     7. The amount to which the capital stock is increased is $94,150.00.

     8. The number of shares is increased from 6607 to 9415, all of which are to have a par value of Ten Dollars each, the same as heretofore.

     9. The total number of shares which the corporation may henceforth have is 9415, all of which are to have a par value of Ten Dollars each.

     IN WITNESS WHEREOF, we have made and subscribed this certificate in triplicate, this sixteenth day of June, 1928.

                                     (signed) George H. Strong
                                              President.

                                     (signed) John E. Barry
                                              Secretary and Treasurer

State of New York  :
                   :  ss:
County of Orange   :

     On this 16th day of June, 1928, before me personally came George H. Strong and John E. Barry, to me known to be the persons described in and who executed the foregoing certificate, and they thereupon duly acknowledged to me that they executed the same.

                                   (signed) Lawrence Stage
                                            Notary Public, Orange County.

State of New York  :
                   :  ss:
County of Orange   :

     George H. Strong and John E. Barry, being duly sworn, depose and say and each for himself deposes and says that he, George H. Strong, is the president of the Warwick Valley Telephone Company, and he, John E. Barry, is the secretary and treasurer thereof; that they have been duly authorized to execute and file the foregoing certificate of increase of capital stock and number of shares by the votes of the holders of record of a majority of the outstanding shares of said corporation entitled to vote thereon, cast in person or by proxy at a stockholders' meeting held in the trustees room of the Village Building, in the Village of Warwick, N. Y. on the 15th day of June, 1928, at 8:00 o'clock P.M., upon notice pursuant to Section forty-five of the Stock Corporation Law.

Subscribed and sworn to before me
this 16th day of June, 1928.                     (signed) George H. Strong

                                                 (signed) John E. Barry

 (signed) Lawrence Stage
          Notary Public, Orange County.

     Certificate of reduction of number of directors of Warwick Valley Telephone Company, pursuant to Section 35 of the Stock Corporation Law.

     We, the undersigned, being the President and Secretary of said corporation, hereby certify:

     1. The name of the corporation is Warwick Valley Telephone Company.

     2. The Certificate of Incorporation was filed in the office of the Secretary of State on the 16th day of January, 1902.

     3. The number of directors previously authorized is nine.

     4. The number of directors previously authorized is reduced so that the total number of directors hereafter shall be not less than five nor more than seven.

     IN WITNESS WHEREOF, we have made and subscribed the Certificate in triplicate this 15th day of April, 1943.

                                                (signed) George H. Strong

                                                (signed) John E. Barry

STATE OF NEW YORK  :
                   :  ss.:
COUNTY OF ORANGE   :

     On this 17th day of April, 1943, before me personally came George H. Strong and John Barry, to me known to be the persons described in and who executed the foregoing certificate, and they thereupon severally duly acknowledged to me that they executed the same.

                                        (signed) Bertha C. Hamel
                                                 Notary Public, Orange County.

STATE OF NEW YORK  :
                   :  ss.:
COUNTY OF ORANGE   :

     George H. Strong and John Barry, being duly sworn, depose and say, and each for himself deposes and says, that he, George H. Strong, is the president of the Warwick Valley Telephone Company, and he, John Barry, is the secretary thereof; that they have been authorized to execute and file such certificate by the votes cast, in person or by proxy, of the holders of record of a majority of such shares, cast at a stockholders meeting held on April 15th, 1943 upon notice pursuant to Section 35 of the Stock Corporation Law.

                                               (signed) George H. Strong

                                               (signed) John E. Barry

Sworn to before me this
17th day of April, 1943.

     (signed) Bertha C. Hamel
              Notary Public.

          CERTIFICATE OF INCREASE OF CAPITAL STOCK AND NUMBER OF SHARES
             OF WARWICK VALLEY TELEPHONE COMPANY PURSUANT TO SECTION
                    THIRTY-SIX OF THE STOCK CORPORATION LAW.

     We, CHAUNCEY K. CONKLIN and JOHN E. BARRY, being respectively the President of WARWICK VALLEY TELEPHONE COMPANY, and the Secretary thereof, certify:

     1. The name of the Corporation is WARWICK VALLEY TELEPHONE COMPANY.

     2. The Certificate of Incorporation was filed in the office of the Secretary of State on the 16th day of January, 1902.

     3. The total amount previously authorized capital stock is Ninety-four Thousand One Hundred Fifty Dollars ($94,150.).

     4. The total number of shares which the Corporation is authorized to issue is Nine Thousand Four Hundred Fifteen (9,415.), all of which have a par value of Ten Dollars ($10.) each share, and all of which are common shares.

     5. The designations, preference, privileges and voting powers or other restrictions or qualifications of the several classes of shares already authorized are as follows: 9,415 shares Common Stock with full voting power.

     6. The total number of shares issued and outstanding is Nine Thousand Four Hundred Fifteen (9,415).

     7. The amount to which the Capital Stock is increased is One Hundred Ninety-four Thousand One Hundred Fifty Dollars ($194,150.).

     8. The number of shares is increased from Nine Thousand Four Hundred Fifteen (9,415) to Ten Thousand Four Hundred Fifteen (10,415).

     9. The total number of shares which the Corporation may henceforth have is 10,415 as follows:

          The shares are divided into two classes as follows, to wit:

          1,000 shares CUMULATIVE PREFERRED Stock, all of which are to have a par value of One Hundred Dollars ($100.) each share.

          9,415 shares COMMON Stock, all of which are to have a par value of Ten Dollars ($10.) each share.

     10. The designations, preferences, privileges and voting powers or restrictions or qualifications of the several classes of shares of Capital Stock which the Corporation may henceforth have are:

          9,415 shares of Ten Dollars ($10.) par value each share Common Stock with full voting power.

          1,000 shares of $4. Cumulative Preferred Stock to have the following preferences, voting powers, or restrictions or qualifications.

               (a) It will be entitled up to Four Dollars ($4) per share and no more before Common participates in any dividends, said dividends to be paid on March 31, June 30, September 30 and December 31 in each year.

               (b) In case of dissolution or other distribution of assets, holders of Preferred Stock will be entitled to distribution of the assets up to par value of the Preferred Stock and accumulated dividends prior to holders of Common Stock.

               (c) It will have no voting powers except, if default is made in four quarterly dividend payments the Preferred Stockholders shall have the right to elect a majority of the Board of Directors, such voting rights to continue until all of the dividends in arrears shall have been paid.

               (d) Any or all of the shares of Preferred Stock may be called for redemption on any dividend payment date at the option of the company on not less than 30 days prior published notice or in writing, at par and accumulated dividends to the date fixed for redemption, except that, if less than all of the said shares are to be so redeemed, the shares to be redeemed shall be drawn by lot.

     11. That the total number of shares which the Corporation may henceforth have is 10,415, 1,000, of which is to have a par value of One Hundred Dollars ($100.) each and is to be CUMULATIVE PREFERRED Stock, and 9,415 of which is to be COMMON Stock with a par value of Ten Dollars ($10.) each.

     IN WITNESS WHEREOF, we have made and subscribed this certificate, this 28th day of June, 1947.

                                              (signed) Chauncey K. Conklin
                                                       President.

                                              (signed) John E. Barry
                                                       Secretary

STATE OF NEW YORK  :
                      ss.:
COUNTY OF ORANGE   :

     On this 28th day of June, 1947, before me personally came CHAUNCEY K. CONKLIN and JOHN E. BARRY, being respectively the president and secretary of WARWICK VALLEY TELEPHONE COMPANY, to me known and known to me to be the persons described in and who executed the foregoing certificate, and they severally duly acknowledged to me that they executed the same.

                                               (signed) Bertha C. Hamel
                                                        Notary Public.

STATE OF NEW YORK:
                      ss.:
COUNTY OF ORANGE:

     CHAUNCEY K. CONKLIN and JOHN E. BARRY, being severally duly sworn, depose and say, and each for himself, deposes and says that he, CHAUNCEY K. CONKLIN, is the President of WARWICK VALLEY TELEPHONE COMPANY, and he, JOHN E. BARRY, is the Secretary thereof; that they have been duly authorized to execute and file the foregoing certificate by the votes of the holders of record of two-thirds of the outstanding shares entitled to vote at a stockholders' meeting at which such votes were cast with relation to the proceeding provided for in the certificate; that such votes were cast in person or by proxy at a stockholders' meeting held at No. 80 Main Street, in the Village of Warwick, New York, on the 28th day of June, 1947, at eight o'clock P.M., upon notice pursuant to Section 45 of the Stock Corporation Law.

                                             (signed) Chauncey K. Conklin

                                             (signed) John E. Barry

Severally subscribed and sworn
to before me this 28th day of
June, 1947.

(signed) Bertha C. Hamel
         Notary Public.

                                STATE OF NEW YORK
                            PUBLIC SERVICE COMMISSION

                                                Albany, N. Y., August 12, 1947

CASE 12867 - Petition of Warwick Valley Telephone Company for approval of an amendment of its certificate increasing its capital stock and for authority to issue preferred stock.

     The Public Service Commission hereby consents to and approves this Certificate of Increase of Capital Stock and Number of Shares of Warwick Valley Telephone Company Pursuant to Section Thirty-Six of the Stock Corporation Law, - as provided in the attached certificate executed June 28, 1947, - in accordance with the order of this Commission of August 7, 1947.

                                      By the Commission,

                                      (signed)
                                               Secretary.

Seal

                  CERTIFICATE OF INCREASE OF CAPITAL STOCK AND
                  NUMBER OF SHARES OF WARWICK VALLEY TELEPHONE
                   COMPANY, PURSUANT TO SECTION THIRTY-SIX OF
                            THE STOCK CORPORATION LAW

     We, CHAUNCEY K. CONKLIN and JOHN E. BARRY, being respectively the President of WARWICK VALLEY TELEPHONE COMPANY, and the Secretary thereof, certify:

     1. The name of the Corporation is WARWICK VALLEY TELEPHONE COMPANY.

     2. The certificate of incorporation was filed in the office of the Secretary of State on the 16th day of January 1902.

     3. That certificate of increase of the capital stock was filed in the office of the Secretary of the State on the 15th day of August 1947.

     4. The total amount previously authorized capital stock is One Hundred Ninety-four Thousand One Hundred Fifty ($194,150) Dollars.

     5. The total number of shares of the capital stock which the corporation is authorized to issue is Nine Thousand Four Hundred Fifteen (9,415), which are to have a par value of Ten Dollars ($10) each, and One Thousand (1,000) shares $4.00 Cumulative Preferred Stock, all of which are to have a par value of One Hundred ($100) Dollars each.

     6. The designations, preference, privileges and voting powers or other restrictions or qualifications of the several classes of shares already authorized are as follows:

          9,415 shares common stock with full voting power.

          1,000 shares of $4 Cumulative Preferred Stock, having the following preferences, voting powers or restrictions or qualifications:

     a. It will be entitled up to Four Dollars ($4) per share and no more before common participants in any dividends, said dividends to be paid on March 30, June 30, September 30, and December 31st.

     b. In case of dissolution or other distribution of assets, holders of Preferred Stock will be entitled to distribution of the assets up to par value of the Preferred Stock and accumulated dividends, prior to holders of Common Stock.

     c. It will have no voting powers except, if preferred dividends are not paid for two years, the preferred stockholders may vote share for share with the common stockholders so long as two years' arrears exist.

     d. The right to call at any dividend date any or all of this Preferred Stock at option of the Company is reserved with payment of all accrued dividends and at 100 per cent of par value.

     7. The total number of shares of the Common Stock issued and outstanding is Nine Thousand Four Hundred Fifteen (9,415), and the total number of shares of cumulative preferred stock issued and outstanding is One Thousand (1,000).

     8. The amount to which the capital stock is increased is Three Hundred Forty-Four Thousand One Hundred Fifty ($344,150) Dollars.

     9. The number of shares is increased from Ten Thousand Four Hundred Fifteen (10,415) to Eleven Thousand Nine Hundred Fifteen (11,915).

     10. The total number of shares which the Corporation may henceforth have is 11,915, as follows:

     The shares are divided into two classes as follows, to wit:

          2,500 shares $4.00 CUMULATIVE PREFERRED stock, all of which are to have a par value of One Hundred Dollars ($100) each share.

          9,415 shares COMMON Stock, all of which are to have a par value of Ten Dollars ($10) each share.

     11. The designations, preferences, privileges and voting powers or restrictions or qualifications of the several classes of shares of Capital Stock which the Corporation may henceforth have are not to be changed.

     12. That the total number of shares which the Corporation may henceforth have is 11,915; 2,500 of which are to have a par value of One Hundred ($100) Dollars each and is to be $4.00 CUMULATIVE PREFERRED Stock, and 9,415 of which is to be COMMON Stock with a par value of Ten Dollars ($10) each.

     IN WITNESS WHEREOF, we have made and subscribed this certificate, this 19th day of November 1948.

                                            (signed) Chauncey K. Conklin
                                                     President

                                            (signed) John E. Barry
                                                     Secretary

STATE OF NEW YORK  :
                   :  ss.:
COUNTY OF ORANGE   :

     On this 19th day of November 1948, before me personally came CHAUNCEY K. CONKLIN and JOHN E. BARRY, being respectively the President and Secretary of WARWICK VALLEY TELEPHONE COMPANY, to be known and known to me to be the persons described in and who executed the foregoing certificate, and they severally duly acknowledged to me that they executed the same.

                                            (signed) Lawrence Stage

                                                  LAWRENCE STAGE
                                       Notary Public in the State of New York
                                        Appointed in Orange County, No. 1238
                                          Commission expires March 30, 1950

STATE OF NEW YORK  :
                   :  ss.:
COUNTY OF ORANGE   :

     CHAUNCEY K. CONKLIN and JOHN E. BARRY, being severally duly sworn, deposes and say, and each for himself, deposes and says that he, CHAUNCEY K. CONKLIN, is the President of WARWICK VALLEY TELEPHONE COMPANY, and he, JOHN E. BARRY, is the Secretary thereof; that they have been duly authorized to execute and file the foregoing certificate by the votes of the holders of record of two-thirds of the outstanding shares entitled to vote at a stockholders' meeting at which such votes were cast with relation to the proceeding provided for in the certificate; that such votes were cast in person or by proxy at a stockholders' meeting held at No. 80 Main Street, in the Village of Warwick, New York, on the 17th day of November 1948, at eight o'clock P.M. upon notice pursuant to Section 45 of the Stock Corporation Law.

                                         (signed) Chauncey K. Conklin
                                                  President

                                         (signed) John E. Barry
                                                  Secretary

Severally subscribed and sworn
to before me this 19th day of
November 1948.

     (signed) Lawrence Stage

          LAWRENCE STAGE
Notary Public in the State of New York
Appointed in Orange County, No. 1238
Commission expires March 30, 1950

                                    'C O P Y'

                                STATE OF NEW YORK
                            PUBLIC SERVICE COMMISSION

                                                     Albany, N. Y. June 17, 1949

CASE 14097 - Petition of Warwick Valley Telephone Company for approval of an increase of its capital stock and the number of authorized shares thereof and for authority to issue certain cumulative preferred stock.

     The Public Service Commission hereby consents to and approves this Amended Certificate of Increase of Capital Stock and number of Shares of Warwick Valley Telephone Company, pursuant to Section Thirty-Six of the Stock Corporation Law, as provided in the attached certificate executed November 19, 1948, in accordance with the order of this Commission dated May 18, 1949.

                                           By the Commission,

                                           Maurice J. Tanner
                                           Secretary.

    CERTIFICATE OF REVIVAL OF EXISTENCE OF WARWICK VALLEY TELEPHONE COMPANY,
              PURSUANT TO SECTION 49 OF THE GENERAL CORPORATION LAW

     I, the undersigned subscriber, being the President of the Warwick Valley Telephone Company last elected to such office of said corporation do hereby certify:

     1. The name of this corporation is Warwick Valley Telephone Company.

     2. The certificate of incorporation was filed in the Office of the Secretary of State on the 16th day of January, 1902.

     3. The term of existence specified in the original certificate of incorporation of this corporation expired 50 years from the said date thereof on the 11th day of January, 1952.

     4. The existence of this corporation is to be hereby revived and its duration shall be perpetual.

     IN WITNESS WHEREOF, I have executed this certificate this 12th day of September, 1952.

                                       (signed) Chauncey K. Conklin

STATE OF NEW YORK  :
                    SS.
COUNTY OF ORANGE   :

     On this 12th day of September, 1952, before me personally appeared Chauncey
K. Conklin, to me personally known, and known to me to be the person described in and who executed the above instrument and he duly acknowledged to me that he executed the same.

                                        (signed) Donald G. Janes
                                                 Notary Public.

                                                 DONALD G. JANES
                                      Notary Public in the State of New York
                                       My commission expires March 30, 1954

STATE OF NEW YORK  :
                    SS.
COUNTY OF ORANGE   :

     Chauncey K. Conklin, being duly sworn, deposes and says that he, Chauncey
K. Conklin, is the President of Warwick Valley Telephone Company mentioned in the foregoing certificate; that he was and is the person who held such office in such corporation at the time of the expiration of its existence and now holds such office; that he was duly authorized to execute and file the foregoing certificate by the consent of the holders of record of a majority of the shares of each and every class of stock of the corporation issued and outstanding, that such consent was given by vote, cast in person or by proxy at a stockholders' meeting called for that purpose and held upon notice to all holders of record of shares of the corporation, given in the manner required for a special meeting of stockholders of the corporation, which meeting was held at 47-49 Main Street in the Village of Warwick, New York on the 12th day of September, 1952 at 8:00 o'clock P.M.

     That the certificate of incorporation does not require the consent of more than a majority of the shares of any class of stock of the corporation to revive it and does not require the consent of more than a majority of the shares of any class of stock to extend the corporate existence.

Subscribed and sworn to before          (signed) Chauncey K. Conklin
me this 12th day of September,
1952.

     (signed) Donald G. Janes

           Notary Public.

          DONALD G. JANES
Notary Public in the State of New York
 My commission expires March 30, 1954

           CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF

                        WARWICK VALLEY TELEPHONE COMPANY

              PURSUANT TO SECTION 36 OF THE STOCK CORPORATION LAW.

     We, Chauncey K. Conklin and John E. Barry, being respectively the President of Warwick Valley Telephone Company, and the Secretary thereof, certify:

     1. The name of this corporation is Warwick Valley Telephone Company.

     2. The certificate of incorporation was filed in the Office of the Secretary of State on the 16th day of January, 1902.

     3. The certificate of incorporation is hereby amended as authorized in Sub-division 2 of Section 35 of the Stock Corporation Law by amending and changing that portion or said certificate of incorporation which reads as follows:

     "the number of its directors shall be nine" to hereafter read as follows:

     "the number of its directors shall be not less than three nor more than ten".

     IN WITNESS WHEREOF, we have made and subscribed this certificate this 16th day of April, 1953.

                                      (signed) Chauncey K. Conklin
                                               President

                                      (signed) John E. Barry
                                               Secretary

STATE OF NEW YORK:
                  ss:
COUNTY OF ORANGE :

     On this 16th day of April, 1953, before me, the subscriber personally appeared Chauncey K. Conklin and John E. Barry, being respectively the President and Secretary of Warwick Valley Telephone Company, to me known and known to me to be the same persons described in and who executed the within instrument, and they severally, duly acknowledged to me that they executed the same.

                                       (signed) Harold W. Schofield
                                                    Notary Public

                                                 Harold W. Schofield
                                       Notary Public in the State of New York
                                        My commission expires March 30, 1955
                                            Orange County Clerk's No. 526

STATE OF NEW YORK:
                  ss:
COUNTY OF ORANGE :

     Chauncey K. Conklin and John E. Barry, being severally duly sworn, depose and say, each for himself deposes and says that he, Chauncey K. Conklin is the President of Warwick Valley Telephone Company and he, John E. Barry, is the Secretary thereof; that they have been duly authorized to execute and file the foregoing certificate by the votes of the holders of record of a majority of the outstanding shares entitled to vote at a stockholders meeting, at which such votes were cast with relation to the proceedings provided for in the certificate; that neither the certificate of incorporation nor any other certificate filed pursuant to law requires a larger proportion of votes; that such votes were cast in person or by proxy at a stockholders meeting held at the office of the company at 47-49 North Main Street, Warwick, New York, on the 15th day of April, 1953, upon notice pursuant to Section 45 of the Stock Corporation Law.

                               (signed) Chauncey K. Conklin

                               (signed) John E. Barry

Severally subscribed and sworn to
before me this 16th day of April 1953.

(signed) Harold W. Schofield
      Notary Public

        Harold W. Schofield
Notary Public in the State of New York
My commission expires March 30, 1955
   Orange County Clerk's No. 526

           CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF

                        WARWICK VALLEY TELEPHONE COMPANY

              PURSUANT TO SECTION 36 OF THE STOCK CORPORATION LAW.

     We, Chauncey K. Conklin and John E. Barry, being respectively the president of Warwick Valley Telephone Company and the Secretary thereof, certify:

     1. The name of the corporation is Warwick Valley Telephone Company.

     2. The certificate of incorporation was filed in the office of the Secretary of State on the 16th day of January, 1902.

     3. The certificate of incorporation is amended to change the presently authorized 9415 shares of the class of Common Stock, with a par value of $10 per share, into 9415 shares of common stock, with no par value, as authorized by sub-paragraph five of paragraph (c) of subdivision two of Section Thirty-five of the Stock Corporation Law, to adopt a statement respecting capital as authorized by sub-paragraph six of paragraph (c) of subdivision two of Section Thirty-five of the Stock Corporation Law and to authorize 15,585 new shares of common stock with no par value as authorized by sub-paragraph one of paragraph (c) of subdivision two of Section Thirty-five of the Stock Corporation Law.

     4. Paragraphs III and IV of the certificate of incorporation as heretofore added or amended by certificates filed pursuant to law, relating to the amount of its capital stock and to the number and class of shares in which such capital stock is to be divided and the par value per share, are amended to read as set forth below:

                  "The capital of the Corporation shall be at least equal the sum of the aggregate par value of all issued shares having par value, plus the aggregate amount of consideration received by the Corporation for the issuance of shares without par value, plus such amounts as, from time to time, by resolution of the board of directors, may be transferred thereto."

            "The total number of shares which the Corporation shall have authority to issue is twenty-seven thousand five hundred (27,500) shares, of which two thousand five hundred (2,500) shares shall be $4.00 CUMULATIVE PREFERRED shares having a par value of $100 each and twenty-five thousand (25,000) shares shall be common shares without par value."

     5. The terms upon which shares of the common stock with a par value of $10 per share are to be changed into the common stock with no par value are as follows: Each share of the common stock with a par value of $10 per share heretofore authorized shall be changed into one (1) share of the common stock with no par value.

     6. 9415 shares of the common stock with a par value of $10 per share heretofore authorized which are to be changed are issued shares and are now outstanding.

     IN WITNESS WHEREOF, we have made and subscribed this certificate this 16th day of April, 1957.

                                              (signed) Chauncey K. Conklin
                                                       President

                                              (signed) John E. Barry
                                                       Secretary

STATE OF NEW YORK:
                  ss:
COUNTY OF ORANGE :

     On this 16th day of April, 1957, before me, the subscriber, personally appeared Chauncey K. Conklin and John E. Barry, being respectively the President and Secretary of Warwick Valley Telephone Company, to me known and known to me to be the same persons described in and who executed the within instrument, and they severally, duly acknowledged to me that they executed the same.

                                            (signed) Harold W. Schofield

                                                     Notary Public

                                                  Harold W. Schofield
                                        Notary Public in the State of New York
                                         My commission expires March 30, 1959
                                             Orange County Clerk's No. 526

STATE OF NEW YORK :
                   ss.
COUNTY OF ORANGE  :

     Chauncey K. Conklin and John E. Barry, being severally, duly sworn, depose and say and each for himself deposes and says that he, Chauncey K. Conklin is the President of Warwick Valley Telephone Company and he, John E. Barry, is the Secretary thereof, that they have been duly authorized to execute and file the foregoing certificate of amendment by the votes cast in person or by proxy, of the holders of record of two-thirds of the outstanding shares entitled to vote and of the holders of record of two-thirds of the outstanding shares of each class which will be adversely affected and entitled to vote, at the stockholders' meeting at which such votes were cast with relation to the proceedings provided for in the certificate; that neither the certificate of incorporation nor any other certificate filed pursuant to law requires a larger proportion of votes; that such votes were cast in person or by proxy at a stockholders' meeting held on the 15th day of April, 1957, upon notice as required by section 45 of the Stock Corporation Law.

                                             (signed) John E. Barry

Severally subscribed and sworn
to before me this 16th day of
April, 1957.

(signed) Harold W. Schofield

      Notary Public

STATE OF NEW YORK :
                   ss.
COUNTY OF ORANGE  :

     John E. Barry, being duly sworn, deposes and says: That he is the Treasurer of Warwick Valley Telephone Company, that

            (a) The number of additional shares not resulting from a change of shares which the Corporation is hereby authorized to issue is fifteen thousand five hundred eighty-five (15,585) and the number of such additional shares with par value is none; and

            (b)  The number of shares changed is ninety-four hundred fifteen
                 (9415) and the par value thereof is Ten Dollars ($10) per share, and the number of shares resulting from such change is ninety-four hundred fifteen (9415) none of which has a par value.

                                             (signed) John E. Barry

                                                      Treasurer

Subscribed and sworn to
before me this 16th day
of April, 1957.

    (signed) Harold W. Schofield

           Notary Public

        Harold W. Schofield
Notary Public in the State of New York
 My commission expires March 30, 1959
     Orange County Clerk's No. 526

           CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF

                        WARWICK VALLEY TELEPHONE COMPANY

                 PURSUANT TO SECTION 36 OF STOCK CORPORATION LAW

     We, Chauncey K. Conklin and John E. Barry being respectively the President of Warwick Valley Telephone Company, and the Secretary thereof certify:

     1. The name of the corporation is Warwick Valley Telephone Company.

     2. The certificate of incorporation was filed in the Office of the Secretary of State on the 16th day of January, 1902.

     3. Pursuant to the authorization contained in Subdivisions 2 and 3 of
Section 35 of the Stock Corporation Law, the certificate of incorporation is hereby changed and amended to increase the number of authorized shares, to provide that the preferred shares may be issued in series and to create a series of 5% preferred shares, fixing the designations, preferences, privileges, voting powers, restrictions and qualifications thereof.

     4. To accomplish such amendment, that portion of Paragraphs III and IV of the certificate of incorporation as amended which fixed the total number of shares that may be issued at 27,500, of which 25,000 were common shares having no par value and 2500 were preferred shares having a par value of $100. each, is hereby changed and amended to read as follows:

                  The total number of shares which the corporation shall have authority to issue is 32,500 shares, of which 7500 shares shall be preferred shares having a par value of $100 each and 25,000 shares shall be common shares without par value.

                  The preferred shares may be issued in series to be known as "_______ series preferred shares" the blank to be completed by a distinctive designation for each series which may be issued.

                  The capital of the corporation shall be at least equal to the sum of the aggregate par value of all issued shares having par value, plus the aggregate amount the consideration received by the corporation for the issuance of shares without par value, plus such amounts as from time to time by resolution of the Board of Directors, may be transferred thereto.

     5. A series of preferred shares to known as "5% Series Preferred Shares" is hereby created.

                  The designations, preferences, privileges, voting powers, restrictions and qualifications of the 5% series preferred shares are as follows:

                           5% Series Preferred Shares

                  The holders of the 5% Series Preferred Shares shall be entitled to cumulative dividends thereon at the rate of five per cent (5%) per annum on the par value thereof, payable quarterly on March 31, June 30, September 30, and December 31 of each year, in priority to the payments of dividends on the common shares. Said dividends shall be cumulative so that if the corporation shall fail in any fiscal year to pay such dividends upon all the issued and outstanding 5% Series Preferred Shares, the deficiency shall be fully paid without interest, before any dividends shall be set apart or paid on the common shares. Subject to the foregoing provisions, the 5% Series Preferred Shares shall not be entitled to participate in any other or additional surplus or earnings of the corporation. The Board of Directors, in its discretion, may declare and pay dividends on the common shares concurrently with dividends on the 5% Series Preferred Shares for any dividend period for any fiscal year when such dividends are applicable to the common shares, provided, however, that all accumulated dividends on the 5% Series Preferred Shares for all previous fiscal years and all dividends for the previous dividend periods for that fiscal year shall have been paid in full.

                  In case of the liquidation or dissolution or distribution of the assets of the corporation the holders of 5% Series Preferred Shares shall be paid the par value thereof and the amount of all unpaid accrued dividends thereon before any amount shall be payable to the holders of the common shares.

                  The 5% Series Preferred Shares may be redeemed in whole or in part on any day on which a dividend shall be payable upon payment to the holders thereof the sum of One Hundred Dollars ($100.00) per share, and the amount of all unpaid accrued dividends thereon at the date of such redemption. The 5% Series Preferred Shares to be redeemed if less than the whole thereof, shall be determined by lot in such manner as the Board of Directors shall determine. Thirty days notice of such redemption shall be mailed to the holder of each such share to be redeemed at his last known post office address as the same appears in the books of the corporation and upon the expiration of such thirty days all the rights and privileges of such redeemed shares and the holders thereof, except the right to receive the redemption price and accrued unpaid dividends, shall cease and terminate.

                  The 5% Series Preferred Shares shall have no voting power except as otherwise herein specifically provided and shall not vote in a proceeding for the mortgaging of the property and franchises of the corporation pursuant to section sixteen of the Stock Corporation Law, for guaranteeing the bonds of another corporation pursuant to section nineteen of the Stock Corporation Law, for the sale of franchises and property of the corporation pursuant to section twenty of the Stock Corporation Law for the making of any amendment to the certificate of incorporation pursuant to sections thirty-five and thirty-six of the Stock Corporation Law except when otherwise required by the provisions of Section fifty-one of the Stock Corporation Law or any other applicable provisions of law for consolidation pursuant to section eighty-six of the Stock Corporation Law, for voluntary dissolution pursuant to section one hundred five of the Stock Corporation Law or for change of name pursuant to the General Corporation Law, provided, however that upon default in the payment of six quarterly dividends upon the 5% Series Preferred Shares, the holders of the 5% Series Preferred Shares shall thereafter, and until such default shall have been cured, be entitled to cast one vote for each such share upon all questions upon which the holders of common shares shall have the authority to vote, and, voting separately as a class together with the holders of any other series preferred shares to elect the majority of the Board of Directors, the remaining members of the Board of Directors to be elected by the holders of the common shares.

                  The entire voting power shall be vested in the common shares, except in the event of default in the payment of dividends upon the series preferred shares in which event said series shall have voting power as herein provided, and, except as otherwise provided for the preference stock of the several classes and series, the common shares shall be vested with the whole interest in the earnings and assets of the corporation.

     IN WITNESS WHEREOF, we have made and subscribed this certificate this 23rd day of May, 1960.

                                              (signed) Chauncey K. Conklin
                                                       President

                                              (signed) John E. Barry
                                                       Secretary

STATE OF NEW YORK:
                  ss.
COUNTY OF ORANGE :

     On this 23rd day of May, 1960, before me, the subscriber, personally appeared Chauncey K. Conklin and John E. Barry, being respectively the President and Secretary of Warwick Valley Telephone Company, to me known and known to me to be the same persons described in and who executed the within Instrument, and they severally, duly acknowledged to me that they executed the same.

                                              (signed) Donald G. Janes

                                                    Notary Public

                                                   DONALD G. JANES
                                        Notary Public in the State of New York
                                         My commission expires March 30, 1962

STATE OF NEW YORK:
                  ss:
COUNTY OF ORANGE :

     Chauncey K. Conklin and John E. Barry, being severally, duly sworn, depose and say, each for himself deposes and says that he, Chauncey K. Conklin is the President of Warwick Valley Telephone Company and he, John E. Barry is the Secretary thereof; that they have been duly authorized to execute and file the foregoing certificate by the votes cast in person or by proxy of the holders of record of two-thirds of the outstanding shares entitled to vote and of the holders of record of two-thirds of the outstanding shares of each class which will be adversely affected and entitled to vote at a stockholders meeting, at which such votes were cast with relation to the proceedings provided for in the certificate; that neither the certificate of incorporation nor any other certificate filed pursuant to law requires a larger proportion of votes; that such votes were cast in person or by proxy at a stockholders meeting held on the 20th day of May, 1960, upon notice pursuant to Section 45 of the Stock Corporation Law.

                                              (signed) Chauncey K. Conklin

                                              (signed) John E. Barry

Severally subscribed and sworn
to before me this 23rd day of
May, 1960

      (signed) Donald G. Janes

           Notary Public

          DONALD G. JANES

Notary Public in the State of New York
 My commission expires March 30, 1962

STATE OF NEW YORK:
                  ss:.
COUNTY OF ORANGE :

     John E. Barry, being duly sworn, deposes and says that he is the Treasurer of Warwick Valley Telephone Company, that the number of additional shares not resulting from a change of shares which the corporation is hereby authorized to issue is 5,000 shares and the number of such additional shares with par value is 5,000 shares and the par value thereof is $100. per share.

                                               (signed) John E. Barry

Subscribed and sworn to before
me this 23rd day of May 1960.

      (signed) Donald G. Janes

            Notary Public

           DONALD G. JANES
Notary Public in the State of New York
 My commission expires March 30, 1962

632131

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                        WARWICK VALLEY TELEPHONE COMPANY

                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

     The undersigned, being the president and the secretary of Warwick Valley Telephone Company, do hereby certify and set forth:

     1. The name of the corporation is Warwick Valley Telephone Company.

     2. The certificate of incorporation was filed by the Department of State on the 16th day of January, 1902.

     3. The certificate of incorporation is hereby amended, pursuant to section 801 (b) (7) of the Business Corporation Law, to effect an increase in the aggregate number of shares which the corporation shall have authority to issue from 32,500 shares to 43,500 shares of which 7,500 shall be preferred shares having a par value of $100.00 each and 36,000 shares shall be common shares without par value.

     4. That portion of the certificate of incorporation as amended which sets forth the number of authorized shares is hereby further amended as follows:

               "The total number of shares of the corporation which may be issued is 43,500 to consist of 7,500 preferred shares having a par value of $100.00 each and 36,000 common shares without par value.

     5. The manner in which this amendment to the certificate of incorporation was authorized was by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon at a meeting of the shareholders of said corporation duly called and held on the 28th day of July, 1967, a quorum being present.

     IN WITNESS WHEREOF, the undersigned have executed and signed this certificate this 31st day of July, 1967.

                                          (signed) John W. Sanford

                                         John W. Sanford, President

                                          (signed) John E. Barry

                                         John E. Barry, Secretary

STATE OF NEW YORK:
                  ss:
COUNTY OF ORANGE :

     John W. Sanford, being first duly sworn, deposes and says that he is the president of Warwick Valley Telephone Company, that he has read the foregoing certificate and knows the contents thereof and that the statements therein contained are true.

                                                   (signed) John W. Sanford

                                                         John W. Sanford

Sworn to before me
this 31st day of July, 1967.

(signed) Doris S. Minturn
      Notary Public

        DORIS S. MINTURN
Notary Public, State of New York
   Appointed in Orange County
Commission Expires March 30, 1969

917683

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                        WARWICK VALLEY TELEPHONE COMPANY

                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

     The undersigned, being the executive vice president and the secretary of Warwick Valley Telephone Company, do hereby certify and set forth:

     1. The name of the corporation is Warwick Valley Telephone Company.

     2. The certificate of incorporation was filed by the Department of State on the 16th day of January, 1902.

     3. The certificate of incorporation is hereby amended, pursuant to section 801(b) (7) of the Business Corporation Law, to effect an increase in the aggregate number of shares which the corporation shall have authority to issue from 43,500 to 50,000 shares of which 7,500 shall be preferred shares having a par value of $100.00 each and 42,500 shares shall be common shares without par value.

     4. The portion of the certificate of incorporation as amended which sets forth the number of authorized shares is hereby further amended as follows:

               "The total number of shares of the corporation which may be issued is 50,000 to consist of 7,500 preferred shares having a par value of $100.00 each and 42,500 common shares without par value."

     5. The manner in which this amendment to the certificate of incorporation was authorized was by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon at a meeting of the shareholders of said corporation duly called and held on the 30th day of April, 1971, a quorum being present.

     IN WITNESS WHEREOF, the undersigned have executed and signed this certificate this 30th day of April, 1971.

                                            (signed) George C. Bensen

                                   George C. Bensen, Executive Vice President

                                             (signed) John E. Barry

                                            John E. Barry, Secretary

STATE OF NEW YORK:
                    SS:
COUNTY OF ORANGE :

     George C. Bensen, being first duly sworn, deposes and says that he is the executive vice president of Warwick Valley Telephone Company, that he has read the foregoing certificate and knows the contents thereof and that the statements therein contained are true.

                                            (signed) George C. Bensen

                                                 George C. Bensen

Sworn to before me this
30th day of April, 1971.

(signed) Herbert N. Roe

Notary Public

         HERBERT N. ROE
  Notary Public State of New York
     Residing in Orange County
My Commission Expires Mar. 30, 1972

A 89245

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                        WARWICK VALLEY TELEPHONE COMPANY

               UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW.

     The undersigned, being the president and the secretary of Warwick Valley Telephone Company, do hereby certify and set forth:

     1. The name of the corporation is Warwick Valley Telephone Company.

     2. The Certificate of Incorporation was filed by the Department of State on the 16th day of January, 1902.

     3. The Certificate of Incorporation is hereby amended, pursuant to Section 801(b) (12) of the Business Corporation Law, to eliminate the pre-emptive rights to acquire shares or other securities of the corporation.

     4. To accomplish such amendment the following shall be added to the Certificate of Incorporation as amended:

                  No holder of any share of stock of this Corporation either common or preferred shall be entitled as a matter of right, to subscribe for, purchase or receive any part of the unissued stock of the corporation or any stock of the corporation to be issued by reason of any increase of the authorized capital stock of the corporation or any stock of the corporation purchased by the corporation or by its nominee or nominees, or to subscribe for, purchase or receive any rights to or options to purchase any such stock or any bonds, certificates of indebtedness, debentures or other securities convertible into or carrying options or warrants to purchase stock or other securities of the corporation, or have any other pre-emptive rights as now or hereafter defined by the laws of the State of New York.

     5. The manner in which this amendment to the Certificate of Incorporation of Warwick Valley Telephone Company was authorized, was by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon and by the vote of the holders of a majority of all outstanding shares of each class or each series of a class adversely affected or subordinated at a meeting of the shareholders of said corporation duly called and held on the 27th day of April, 1973.

     IN WITNESS WHEREOF, the undersigned have executed and signed this certificate this 27th day of April, 1973.

                                                   (signed) John W. Sanford

                                                            President

                                                   (signed) Philip S. Demarest

                                                            Secretary

STATE OF NEW YORK:
                    SS:
COUNTY OF ORANGE :

     JOHN W. SANFORD, being first duly sworn, deposes and says that he is the president of WARWICK VALLEY TELEPHONE COMPANY, that he has read the foregoing certificate and knows the contents thereof and that the statements therein contained are true.

                                                   (signed) John W. Sanford

                                                         JOHN W. SANFORD

Subscribed and sworn to
before me this 2 day
of May, 1973.

(signed) Mildred S. Littell

         NOTARY PUBLIC

      MILDRED S. LITTELL
Notary Public, State of New York
   Appointed in Orange County
Commission Expires March 30, 1974
        No. 36-7570-750

                                STATE OF NEW YORK
                            PUBLIC SERVICE COMMISSION

                                                    Albany, N. Y., July 26, 1973

CASE 26435 - Petition of Warwick Valley Telephone Company for approval of an amendment of its certificate of incorporation to eliminate all pre-emptive rights to acquire shares or other securities of the corporation.

     The Public Service Commission hereby consents to and approves this CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF WARWICK VALLEY TELEPHONE COMPANY UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW, executed April 27, 1973, in accordance with the order of the Public Service Commission dated June 29, 1973.

                                           By the Commission,

                                           (signed) Samuel R. Madison

                                                    Secretary

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                        WARWICK VALLEY TELEPHONE COMPANY

               UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW.

     The undersigned, being the president and the secretary of Warwick Valley Telephone Company, do hereby certify and set forth:

     1. The name of the corporation is Warwick Valley Telephone Company.

     2. The certificate of incorporation was filed by the Department of State on the 16th day of January, 1902.

     3. The certificate of incorporation is hereby amended, pursuant to section 801(b) (7) of the Business Corporation Law, to effect an increase in the aggregate number of shares which the corporation shall have authority to issue from 50,000 shares to 107,500 shares of which 7,500 shall be preferred shares having a par value of $100.00 each and 100,000 shares shall be common shares without par value.

     4. That portion of the certificate of incorporation as amended which sets forth the number of authorized shares is hereby further amended as follows:

                  "The total number of shares of the corporation which may be issued is 107,500 to consist of 7,500 preferred shares having a par value of $100.00 each and 100,000 common shares without par value."

     5. The manner in which this amendment to the certificate of incorporation was authorized was by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon at a meeting of the shareholders of said corporation duly called and held on the 30th day of April, 1976, a quorum being present.

     IN WITNESS WHEREOF, the undersigned have executed and signed this certificate this 30th day of April, 1976.

                                         (signed) John W. Sanford

                                                  John W. Sanford, President

                                         (signed) Philip S. Demarest

                                                  Philip S. Demarest, Secretary

STATE OF NEW YORK :
                     SS.:
COUNTY OF ORANGE  :

     John W. Sanford, being first duly sworn, deposes and says that he is the president of Warwick Valley Telephone Company, that he has read the foregoing certificate and knows the contents thereof and that the statements therein contained are true.

                                                  (signed) John W. Sanford

                                                       John W. Sanford

Sworn to before me this
30th day of May, 1976.

(signed) Mildred S. Littell

         Notary Public

      MILDRED S. LITTELL
Notary Public, State of New York
   Appointed in Orange County
Commission Expires March 30, 1978
        No. 36-7570-750

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                        WARWICK VALLEY TELEPHONE COMPANY

                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

     The undersigned, being the President and Secretary of Warwick Valley Telephone Company, do hereby certify and set forth:

     1. The name of corporation is Warwick Valley Telephone Company.

     2. The certificate of incorporation was filed by the Department of State on the 16th day of January, 1902.

     3. The certificate of incorporation is hereby amended, pursuant to section 801 (b) (7) of the Business Corporation Law, to effect an increase in the aggregate number of shares which the corporation shall have authority to issue from 107,500 to 127,500 shares of which 7,500 shall be preferred shares having a par value of $100.00 each and 120,000 shares shall be common shares without par value.

     4. The portion of the certificate of incorporation as amended which sets forth the number of authorized shares is hereby further amended as follows:

                  "The total number of shares of the corporation which may be issued is 127,500 to consist of 7,500 preferred shares having a par value of $100.00 each and 120,000 common shares without par value."

     5. The manner in which this amendment to the certificate of incorporation was authorized was by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon at a meeting of the shareholders of said corporation duly called and held on the 24th day of April, 1981, a quorum being present.

     IN WITNESS WHEREOF, the undersigned have executed and signed this certificate this 24th day of April, 1981.

                                  (signed) J. Russell Langwig, Jr.

                                           J. Russell Langwig, Jr., President

                                  (signed) Philip S. Demarest

                                           Philip S. Demarest, Secretary

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                        WARWICK VALLEY TELEPHONE COMPANY

                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

     The undersigned, being the President and the Secretary of Warwick Valley Telephone Company (the "Corporation"), do hereby certify:

     1. The name of the Corporation is Warwick Valley Telephone Company.

     2. The Corporation's certificate of incorporation was filed by the Department of State on January 16, 1902.

     3. The certificate of incorporation is amended as authorized by Section 801
(b) (11) to change the presently authorized 120,000 common shares without par value into 360,000 common shares without par value.

     4. The first sentence of Paragraph IV of the certificate of incorporation, which refers to the number of authorized shares, is hereby amended to read in its entirety as follows:

            "The total number of shares of the corporation which may be issued is 367,500,, to consist of 7,500 preferred shares having a par value of $100.00 each and 360,000 common shares without par value."

The remainder of Paragraph IV is not amended and shall remain in full force and effect.

     5. The number of common shares without par value currently issued and outstanding is 103,636, and the number of authorized, but unissued common shares without par value is 16,364. The terms of the change are as follows: Each authorized common share, whether issued or unissued, will be split 3-for- 1. As a result, for each issued and outstanding common share without par value, the holder thereof will receive two additional common shares without par value, giving a total of 310,908 common shares without par value issued and outstanding. The stated capital of the Corporation will be neither reduced nor increased; pursuant to Section 806 (b) (1) of the Business Corporation Law this existing stated capital will be the stated capital with respect to the 310,908 common shares without par value outstanding after the split has been effectuated. Upon the effectuation of the 3-for-1 split, 49,092 authorized but unissued common shares without par value will remain. The stated capital with respect to such remaining, unissued 49,092 common shares without par value will be determined from time to time upon their issuance.

     6. The amendment to the certificate of incorporation was authorized as follows: Upon the unanimous vote of the Corporation's Board of Directors, the amendment was submitted to the Annual Meeting of the Corporation's common shareholders on April 24, 1987, where the amendment was authorized by the affirmative vote of a majority of the issued and outstanding common shares entitled to vote thereon, a quorum being present.

     IN WITNESS WHEREOF, the undersigned have executed this certificate of amendment this 15th day of May, 1987.

                                   (signed) J. Russell Langwig, Jr.

                                            J. Russell Langwig, Jr., President

                                      (signed) Philip S. Demarest

                                               Philip S. Demarest, Secretary

State of New York :
                  : ss.:
County of Orange  :

     J. Russell Langwig, Jr., being duly sworn, deposes and says that he is one of the persons described in and who executed the foregoing certificate, that he has read the same and knows the content thereof, and that the statements contained therein are true.

                                        (signed) J. Russell Langwig, Jr.

                                                 J. Russell Langwig, Jr.

Sworn to before me this
15th day of May, 1987.

(signed) Bonnie A. Jackowitz

Notary Public

         BONNIE A. JACKOWITZ
   Notary Public, State of New York
No. 4802628 Certified in Orange County
    Commission Expires May 31, 1988

                                STATE OF NEW YORK
                            PUBLIC SERVICE COMMISSION

                                                     Albany, NY, August 11, 1987

CASE 29610 - Petition of Warwick Valley Telephone Company for approval to amend its Certificate of Incorporation to permit the company to increase its authorized shares in order to effect a three-for-one stock split.

     The Public Service Commission hereby consents to and approves this Certificate of Amendment of The Certificate of Incorporation of Warwick Valley Telephone Company under Section 806 (b) (1) of the Business Corporation Law, executed May 15, 1987, in accordance with the order of the Public Service Commission dated August 5, 1987.

                                        By the Commission,

                                        (signed) John J. Kelliher
                                                 Secretary

B549274

                             CERTIFICATE OF AMENDMENT                    UNI

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                        WARWICK VALLEY TELEPHONE COMPANY

                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

     The undersigned, being the President and the Secretary of Warwick Valley Telephone Company (the "Corporation"), do hereby certify:

     1. The name of the Corporation is Warwick Valley Telephone Company.

     2. The Corporation's certificate of incorporation was filed by the Department of State on January 16, 1902.

     3. The certificate of incorporation is amended as authorized by Section 801
(b) (14) to effect the following changes:

            (a) To add a Paragraph VIII requiring the Board of Directors to consider certain factors when evaluating certain transactions involving the Corporation;

            (b) To add a Paragraph IX requiring that certain mergers and similar transactions of the Corporation must be approved by a vote of at least 70% of the shares of the Corporation's voting stock and two-thirds (2/3) of the shares of the Corporation's voting stock held by "disinterested" shareholders, unless certain "fair price" provisions are satisfied; and

            (c) To add a Paragraph X requiring that certain significant corporate transactions, such as mergers and sales of substantially all of the Corporation's assets, be approved by a vote of at least 70% of the shares of the Corporation's voting stock.

     4. To effect the amendments described in paragraph 3 above the Corporation's certificate of incorporation shall be amended as follows:

            (a) A new Paragraph VIII shall be added to the Corporation's certificate of incorporation, which Paragraph VIII shall read in its entirety as follows:

 "VIII. The Board of Directors of the corporation, when evaluating any offer of another party to (i) purchase, or exchange any securities or property for, any outstanding equity securities of the corporation or any subsidiary; (ii) merge or consolidate the corporation or any subsidiary with another company; or (iii) purchase or otherwise acquire all or substantially all of the properties and assets of the corporation or any subsidiary, shall, in connection with the exercise of its judgment in determining what is in the best interest of the corporation and its shareholders, give due consideration not only to the price or other consideration being offered but also to all other relevant factors, including, without limitation, (i) the financial and managerial resources and future prospects of the offeror; (ii) the possible effects on the business of the corporation and its subsidiaries and on the ratepayers, and other customers, employees, suppliers and creditors of the corporation and its subsidiaries and
(iii) the possible effects on the communities in which the facilities of the corporation and its subsidiaries are located. In so evaluating any such offer, the Board of Directors shall be deemed to be acting in accordance with its duly authorized duties and in good faith, in the best interests of the corporation."

                  (b) A new Paragraph IX shall be added to the Corporation's certificate of incorporation, which Paragraph IX shall read in its entirety as follows:

      "IX. The vote of the shareholders of the corporation required to approve any Business Combination shall be as set forth in this Paragraph IX. The term "Business Combination" shall have the meaning ascribed to it in sub-paragraph 1.(B) of this Paragraph IX. Each other capitalized term shall have the meaning ascribed to it in sub-paragraph 3 of this Paragraph IX.

      1.(A) In addition to any affirmative vote required by law or this certificate of incorporation and except as otherwise expressly provided in sub-paragraph 2 of this Paragraph IX:

            (1) any merger or consolidation of the corporation or any Subsidiary with (i) any Interested Shareholder or (ii) any other person (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an Affiliate of an Interested Shareholder; or

            (2) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Shareholder or any Affiliate of any Interested Shareholder of assets of the corporation or any Subsidiary having an aggregate Fair Market Value of $1,000,000 or more; or

            (3) the issuance or transfer by the corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the corporation or any Subsidiary to any Interested Shareholder or any Affiliate of any Interested Shareholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $1,000,000 or more, other than the issuance of securities upon the conversion of convertible securities of the corporation or any Subsidiary which were not acquired by such Interested Shareholder (or such Affiliate) from the corporation or a Subsidiary; or

            (4) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by or on behalf of an Interested Shareholder or any Affiliate of any Interested Shareholder; or

            (5) any transaction involving the corporation or any Subsidiary (whether or not with or into or otherwise involving an Interested Shareholder), and including without limitation, any reclassification of securities (including any reverse stock split), or recapitalization or reorganization of the corporation, or any merger or consolidation of the corporation with any of its Subsidiaries or any self tender offer for or repurchase of securities of the corporation by the corporation or any Subsidiary or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder), which in any such case has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity securities or securities convertible into equity securities of the corporation or any Subsidiary which is directly or indirectly beneficially owned by any Interested Shareholder or any Affiliate of any Interested Shareholder;

shall require the affirmative vote of the holders of at least 70 percent of the combined voting power of the then outstanding shares of the Voting Stock, in each case voting together as a single class (it being understood that for purposes of this Paragraph IX each share of the Voting Stock shall have the number of votes granted to it pursuant to this certificate of incorporation or the terms of any series of the corporation's preferred shares), which vote shall include the affirmative vote of at least two-thirds (2/3) of the combined voting power of the outstanding shares of Voting Stock held by shareholders other than the Interested Shareholder. Such affirmative vote shall be required notwithstanding any provision of law or any other provision of this certificate of incorporation or any agreement which might permit a lesser vote or no vote and in addition to any affirmative vote required of the holders of any class or series of Voting Stock pursuant to law, this certificate of incorporation or the terms of any series of the corporation's preferred shares.

     (B) The term "Business Combination" as used in this Paragraph IX shall mean any transaction that is referred to in any one or more clauses (1) through (5) of sub-paragraph 1.(A) of this Paragraph IX.

     2. The provisions of sub-paragraph 1.(A) of this Paragraph IX shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as may be required by law, any other provision of this certificate of incorporation, or the terms of any series of the corporation's preferred shares, if, in the case of a Business Combination that does not involve any cash or other consideration being received by the shareholders of the corporation, solely in their respective capacities as shareholders of the corporation, the condition specified in the following sub-paragraph (A) is met, or, in the case of any other Business Combination, the conditions specified in the following sub-paragraph (A) or the conditions specified in the following sub-paragraph (B) are met:

     (A) such Business Combination shall have been approved by a majority of the Disinterested Directors; or

     (B) each of the conditions specified in the following clauses (1) through
(5) shall have been met:

          (1) the aggregate amount of the cash and Fair Market Value as of the Consummation Date of any consideration other than cash to be received per share by the holders of common shares in such Business Combination shall be at least equal to the highest of the following (it being intended that the requirements of this clause (B)(1) shall be met with respect to all common shares outstanding whether or not the Interested Shareholder has acquired any common shares):

               (i) if applicable, the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid in order to acquire any common shares beneficially owned by the Interested Shareholder which were acquired beneficially by such Interested Shareholder (x) within the two-year period immediately prior to the Announcement Date or (y) in the transaction in which it became an Interested Shareholder, whichever is higher; or

               (ii) The Fair Market Value per common share on the Announcement Date or on the Determination Date, whichever is higher; or

               (iii) the amount which bears the same percentage relationship to the Fair Market Value of the common shares on the Announcement Date as the highest per share price determined in (B)(1)(i) above bears to the Fair Market Value of the common shares on the date of the commencement of the acquisition of common shares by such Interested Shareholder; and

          (2) the aggregate amount of the cash and the Fair Market Value as of the Consummation Date of any consideration other than cash to be received per share by holders of the shares of any class or series of outstanding Voting Stock other than common shares shall be at least equal to the highest of the following (it being intended that the requirements of this clause (B)(2) shall be met with respect to every class and series of such Voting Stock, whether or not the Interested Shareholder has previously acquired any shares of a particular class or series of such Voting Stock):

               (i) if applicable, the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid in order to acquire any shares of such class or series of Voting Stock beneficially owned by the Interested Shareholder which were acquired beneficially by such Interested Shareholder (x) within the two-year period immediately prior to the Announcement Date or (y) in the transaction in which it became the Interested Shareholder, whichever is higher; or

               (ii) if applicable, the highest preferential amount per share to which the holders of shares of such class or series of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company; or

               (iii) the Fair Market Value per share of such class or series of Voting Stock on the Announcement Date or the Determination Date, whichever is higher; or

               (iv) the amount which bears the same percentage to the Fair Market Value of such class or series of Voting Stock on the Announcement Date as the highest per share price in clause (B)(2)(i) above bears to the Fair Market Value of such Voting Stock on the date of the commencement of the acquisition of such Voting Stock by such Interested Shareholder; and

          (3) the consideration to be received by holders of a particular class or series of outstanding Voting Stock (including common shares) shall be in cash or in the same form as was previously paid in order to acquire beneficially shares of such class or series of Voting Stock that are beneficially owned by the Interested Shareholder and, if the Interested Shareholder beneficially owns shares of any class or series of Voting Stock that were acquired with varying forms of consideration, the form of consideration to be received by each holder of shares of such class or series of Voting Stock shall be, at the option of such holder, either cash or the form used by the Interested Shareholder to acquire beneficially the largest number of shares of such class or series of Voting Stock beneficially acquired by it prior to the Announcement Date; and

          (4) after such Interested Shareholder has become an Interested Shareholder and prior to the consummation of such Business Combination:

               (i) such Interested Shareholder shall not have become the beneficial owner of any additional shares of Voting Stock of the corporation, except as part of the transaction in which it became an Interested Shareholder or upon conversion of convertible securities acquired by it prior to becoming an Interested Shareholder or as a result of a pro rata stock dividend or stock split; and

               (ii) such Interested Shareholder shall not have received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or tax credits or other tax advantages provided by the corporation or any Subsidiary, whether in anticipation of or in connection with such Business Combination or otherwise; and

               (iii) such Interested Shareholder shall not have caused any material change in the corporation's business or capital structure including, without limitation, the issuance of shares of capital stock of the corporation to any third party; and

               (iv) there shall have been (x) no failure to declare and pay at the regular date therefore the full amount of dividends (whether or not cumulative) on any outstanding preferred shares of the Company except as approved by a majority of the Disinterested Directors, (y) no reduction in the annual rate of dividends paid on common shares (except as necessary to reflect any subdivision of the Common shares), except as approved by a majority of the Disinterested Directors, and
          (z) an increase in such annual rate of dividends (as necessary to prevent any such reduction) in the event of any reclassification (including any reverse stock split), recapitalization, reorganization, self tender offer or any similar transaction which has the effect of reducing the number of outstanding common shares, unless the failure so to increase such annual rate was approved by a majority of the Disinterested Directors; and

          (5) a proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules and regulations), whether or not the corporation is then subject to such requirements, shall be mailed by and at the expense of the Interested Shareholder at least thirty days prior to the Consummation Date of such Business Combination to the public shareholders of the corporation (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions), and may contain at the front thereof in a prominent place (i) any recommendations as to the advisability (or inadvisability) of the Business Combination which the Disinterested Directors, if any, may choose to state, and (ii) the opinion of a reputable national or regional investment banking firm with expertise in telecommunications as to the fairness (or not) of such Business Combination from the point of view of the remaining public shareholders of the corporation (such investment banking firm to be engaged solely on behalf of the remaining public shareholders, to be paid a reasonable fee for its services by the corporation upon receipt of such opinion, to be unaffilated with such Interested Shareholder, and, if there are at the time any Disinterested Directors, to be selected by a majority of the Disinterested Directors).

     3. For purposes of this Paragraph IX:

     (A) A "person" shall include, without limitation, any individual, firm, corporation, group (as such term is used in Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1987) or other entity.

     (B) "Interested Shareholder" shall mean any person (other than the corporation or any Subsidiary or any employee benefit plan of the corporation or any Subsidiary) who or which:

          (1) is the beneficial owner, directly or indirectly, of more than 10 percent of the combined voting power of the then outstanding shares of Voting Stock; or

          (2) is an Affiliate of the corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10 percent or more of the combined voting power of the then outstanding shares of Voting Stock; or

          (3) is an assignee of or has otherwise succeeded to the beneficial ownership of any shares of Voting Stock that were at any time within the two-year period immediately prior to the date in question beneficially owned by an Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

     (C) A person shall be a "beneficial owner" of any Voting Stock:

          (1) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or

          (2) which such person or any of its Affiliates or Associates has (a) the right to acquire (whether or not such right is exercisable immediately) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote or direct the vote pursuant to any agreement, arrangement or understanding; or

          (3) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

     (D) For the purposes of determining whether a person is an Interested Shareholder pursuant to sub-paragraph 3.(B) of this Paragraph IX, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned by such Interested Shareholder through application of sub-paragraph 3.(C) of this Paragraph IX but shall not include any other shares of Voting Stock that may be issuable pursuant to any agreement, arrangements or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

     (E) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1987.

     (F) "Subsidiary" shall mean any person more than 50 percent of whose outstanding equity securities having ordinary voting power in the election of directors is owned, directly or indirectly, by the corporation or by a Subsidiary or by the corporation and one or more Subsidiaries; provided, however, that for the purposes of the definition of Interested Shareholder set forth in sub-paragraph 3.(B) of this Paragraph IX, the term "Subsidiary" shall mean only a person of which a majority of each class of stock ordinarily entitled to vote for the election of directors is owned, directly or indirectly, by the corporation.

     (G) "Disinterested Director" shall mean any member of the Board of Directors of the corporation who is unaffiliated with, and not a nominee of, the Interested Shareholder and was a member of the Board prior to the time that the Interested Shareholder became an Interested Shareholder, and any successor of a Disinterested Director who is unaffiliated with, and not a nominee of, the Interested Shareholder and who is recommended to succeed a Disinterested Director by a majority of Disinterested Directors then on the Board of Directors.

     (H) "Fair Market Value" shall mean: (1) in the case of stock, the highest closing sale price during the 30-day period commencing on the 40th day preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the New York Stock Exchange Composite Tape, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or if such stock is not listed on any such exchange, the highest closing sale price or bid quotation with respect to a share of such stock during the 30-day period commencing on the 40th day preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the Fair Market Value on the date in question of a share of such stock as determined by a majority of the Disinterested Directors in good faith; and (2) in the case of property other than cash or stock, the Fair Market Value of such property on the date in question as determined by a majority of the Disinterested Directors in good faith.


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

     (I) In the event of any Business Combination in which the corporation survives, the phrase "any consideration other than cash to be received" as used in sub-paragraphs 2.(B)(1) and 2.(B)(2) of this Paragraph IX shall include the common shares and/or the shares of any other class or series of outstanding Voting Stock retained by the holders of such shares.

     (J) "Announcement Date" shall mean the date of first public announcement of the proposed Business Combination.

     (K) "Determination Date" shall mean the date on which the Interested Shareholder became an Interested Shareholder.

     (L) "Consummation Date" shall mean the date of the consummation of the Business Combination.

     (M) The term "Voting Stock" shall mean, in any given time, all outstanding common shares of the corporation and all outstanding shares of any other classes or series of the corporation's capital stock, the holders of which are entitled at such time to vote upon all questions upon which the holders of common shares shall have the authority to vote, in each case voting together as a single class.

     4. A majority of the Disinterested Directors shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Paragraph IX including, without limitation:

     (A) whether a person is an Interested Shareholder;

     (B) the number of shares of Voting Stock or any other stock beneficially owned by any person;

     (C) whether a person is an Affiliate or Associate of another person;

     (D) whether the requirements of sub-paragraph 2.(B) of this Paragraph IX have been met with respect to any Business Combination;

     (E) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $1,000,000 or more; and

     (F) all other matters with respect to which a determination is required under this Paragraph IX.

     5. Nothing contained in this Paragraph IX shall be construed to relieve any Interested Shareholder from any fiduciary obligation imposed by law.

     6. Notwithstanding anything contained in this certificate of incorporation to the contrary, the affirmative vote of the holders of at least 70 percent of the combined voting power of the Voting Stock shall be required to alter, amend or repeal this Paragraph IX or to adopt any provision inconsistent therewith; provided, however, that if there is an Interested Shareholder on the record date for the meeting at which such action is submitted to the shareholders for their consideration, such 70 percent vote must include the affirmative vote of at least two-thirds (2/3) of the combined voting power of the outstanding shares of Voting Stock held by shareholders other than the Interested Shareholder.

     7. Nothing contained in this Paragraph IX is intended, or shall be construed, to affect any of the relative rights, preferences or limitations, within the meaning of such terms under Section 801(b)(12) of the New York Business Corporation Law or any successor statute, of any shares of any authorized class or series of the corporation's stock, whether issued or unissued."

          and

          c) A new Paragraph X shall be added to the Corporation's certificate of incorporation, which Paragraph X shall read in its entirety as follows:

"X. Except as otherwise specifically provided by law or in this certificate of incorporation, the affirmative vote in person or by proxy of the holders of seventy percent (70%) of the combined voting power of the issued and outstanding common shares of the corporation and the issued and outstanding shares of any other classes or series of the corporation's capital stock, the holders of which are entitled at the time to vote upon all questions upon which the holders of common shares shall have the authority to vote, shall be required to adopt any plan of merger or consolidation (other than any plan of merger involving the merger into the corporation of one or more subsidiaries of the corporation, provided the corporation owns 90% or more of each class of stock of such subsidiary or subsidiaries) or to approve the sale of all or substantially all of the corporation's assets. Any amendment to this certificate of incorporation which amends, deletes or otherwise modifies or changes this section of this certificate of incorporation or any part thereof, shall be authorized by a like vote of the shareholders. Nothing contained in this Paragraph X is intended, or shall be construed, to affect any of the relative rights, preferences or limitations, within the meaning of such terms under Section 801(b)(12) of the New York Business Corporation Law or any successor statute, of any shares of any authorized class or series of the corporation's stock, whether issued or unissued."

The remainder of the Corporation's certificate of incorporation is not amended and shall remain in full force and effect.

     5. The above amendments to the certificate of incorporation were authorized as follows: Upon the unanimous vote of the Corporation's Board of Directors, the amendments were submitted to the Annual Meeting of the Corporation's common shareholders on April 24, 1987, where the amendments were authorized by the affirmative vote of a majority of the issued and outstanding common shares entitled to vote thereon, a quorum being present.

     6. The above amendments to the Corporation's certificate of incorporation do not require the approval of the New York State Public Service Commission pursuant to Section 108 of the Public Service Law. None of the amendments is of the type referred to in Section 801(b)(8), (9), (10), (11) or (12) of the Business Corporation Law and none of the amendments affects the relative rights, preferences or limitations, within the meaning of such terms under Section 801
(b) (12) of the Business Corporation Law, of any shares of any authorized class or series of the Corporation's stock.

     IN WITNESS WHEREOF, the undersigned have executed this certificate of amendment this 2nd day of September, 1987 and certify, under penalty of perjury, that the statements herein are true.

                                   /S/ J. Russell Langwig, Jr.

                                       J. Russell Langwig, Jr. President

                                   /S/ Philip S. Demarest

                                       Philip S. Demarest, Secretary

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                        WARWICK VALLEY TELEPHONE COMPANY
                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

     The undersigned, being the First Vice President and the Secretary of Warwick Telephone Company (the "Corporation"), do hereby certify:

     1. The name of the Corporation is Warwick Valley Telephone Company.

     2. The Corporation's certificate of incorporation was filed by the Department of State on January 16, 1902.

     3. The certificate of incorporation is amended as authorized by Section 801
(b) (14) to effect the following change: To add a Paragraph XII limiting the liability of Directors for monetary damages to the maximum extent now and hereafter permitted under the New York Business Corporation Law.

     4. To effect the amendment described in paragraph 3 above the Corporation's certificate of incorporation shall be amended by adding a new Paragraph XII to the Corporation's certificate of incorporation, which Paragraph XII shall read in its entirety as follows:

     "XII. To the fullest extent now or hereafter provided for or permitted by law, no director of the Company shall be personally liable to the Company or its shareholders for damages for any breach of duty in such capacity. Neither the amendment or repeal of this Paragraph XII, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Paragraph XII, shall eliminate or reduce the protection afforded by this Paragraph XII to a director of the Company in respect to any matter which occurred, or any cause of action, suit or claim which but for this Paragraph XII would have accrued or arisen, prior to such amendment, repeal or adoption."

The remainder of the Corporation's certificate of incorporation is not amended and shall remain in full force and effect.

     5. The above amendment to the certificate of incorporation was authorized as follows: Upon the unanimous vote of the Corporation's Board of Directors, the amendment was submitted to the Annual Meeting of the Corporation's common shareholders on April 29, 1988, where the amendment was authorized by the affirmative vote of a majority of the issued and outstanding common shares entitled to vote thereon, a quorum being present.

     6. The above amendment to the Corporation's certificate of incorporation does not require the approval of the New York State Public Service Commission pursuant to Section 108 of the Public Service Law. The amendment is not of the type referred to in Section 801 (b) (8), (9), (10), (11) or (12) of the Business Corporation Law and the amendment does not affect the relative rights, preferences or limitations, within the meaning of such terms under Section 801
(b) (12) of the Business Corporation Law, of any shares of any authorized class or series of the Corporation's stock.

     IN WITNESS WHEREOF, the undersigned have executed this certificate of amendment this 25th day of May, 1988 and certify, under penalty of perjury, that the statements herein are true.

                                                (signed) Howard Conklin, Jr.

                                               Howard Conklin, Jr., First Vice
                                                                       President

                                                 (signed) Philip S. Demarest

                                                Philip S. Demarest, Secretary

State of New York  )
                   )  ss.:
County of Orange   )

     Howard Conklin, Jr. being duly sworn, deposes and says that he is one of the persons described in and who executed the foregoing certificate, that he has read the same and knows the content thereof, and that the statements contained therein are true.

                                                (signed) Howard Conklin, Jr.

                                               Howard Conklin, Jr., First Vice
                                                                       President

Sworn to before me this
25th day of May, 1988

(signed) Bonnie A. Jackowitz
Notary Public

         BONNIE A. JACKOWITZ
   Notary Public, State of New York
No. 4802628 Certified in Orange County
   Commission Expires May 31, 1988

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                        WARWICK VALLEY TELEPHONE COMPANY
                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

     The undersigned, being the President and the Secretary of Warwick Valley Telephone Company (the "Corporation"), do hereby certify:

     1. The name of the Corporation is Warwick Valley Telephone Company.

     2. The Corporation's certificate of incorporation was filed by the Department of State on January 16, 1902.

     3. The certificate of incorporation is amended as authorized by Section 801
(b) (11) to change the presently authorized 360,000 common shares without par value into 720,000 common shares without par value.

     4. The first sentence of Paragraph IV of the certificate of incorporation, which refers to the number of authorized shares, is hereby amended to read in its entirety as follows:

     "The total number of shares of the corporation which may be issued is 727,500, to consist of 7,500 preferred shares having a par value of $100.00 each and 720,000 common shares without par value."

The remainder of Paragraph IV is not amended and shall remain in full force and effect.

     5. The number of common shares without par value currently issued and outstanding is 301,008, and the number of authorized, but unissued common shares without par value is 58,992. The terms of the change are as follows: Each authorized common share, whether issued or unissued, will be split 2-for-1. As a result, for each issued and outstanding common share without par value, the holder thereof will receive one additional common share without par value, giving a total of 602,016 common shares without par value issued and outstanding. The stated capital of the Corporation will be neither reduced nor increased; pursuant to Section 806 (b) (1) of the Business Corporation Law this existing stated capital will be the stated capital with respect to the 602,016 common shares without par value outstanding after the split has been effectuated. Upon the effectuation of the 2-for-1 split, 117,984 authorized but unissued common shares without par value will remain. The stated capital with respect to such remaining, unissued 117,984 common shares without par value will be determined from time to time upon their issuance.

     6. The amendment to the certificate of incorporation was authorized as follows: Upon the unanimous vote of the Corporation's Board of Directors, the amendment was submitted to the Annual Meeting of the Corporation's common shareholders on April 27, 1990, where the amendment was authorized by the affirmative vote of a majority of the issued and outstanding common shares entitled to vote thereon, a quorum being present.

     IN WITNESS WHEREOF, the undersigned have executed this certificate of amendment this 30th day of May, 1990.

                                                    (signed) Fred M. Knipp

                                                    Fred M. Knipp, President

                                                  (signed) Philip S. Demarest

                                                 Philip S. Demarest, Secretary

State of New York  )
                   )  ss.:
County of Orange   )

     Fred M. Knipp, being duly sworn, deposes and says that he is one of the persons described in and who executed the foregoing certificate, that he has read the same and knows the content thereof, and that the statements contained therein are true.

                                                (signed) Fred M. Knipp

                                                    Fred M. Knipp

Sworn to before me this
30th day of May, 1990

(signed) Bonnie A. Jackowitz
Notary Public

         BONNIE A. JACKOWITZ
   Notary Public, State of New York
No. 4802628 Certified in Orange County
   Commission Expires May 31, 1990

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                        WARWICK VALLEY TELEPHONE COMPANY
                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

     The undersigned, being the President and the Secretary of Warwick Valley Telephone Company (the 'Corporation'), do hereby certify:

     1. The name of the Corporation is Warwick Valley Telephone Company.

     2. The Corporation's Certificate of Incorporation was filed by the Department of State on January 16, 1902.

     3. The Certificate of Incorporation is amended as authorized by Section 801(b)(11) to change the presently authorized 720,000 common shares without par value into 2,160,000 common shares without par value.

     4. The first sentence of Paragraph IV of the Certificate of Incorporation, which refers to the number of authorized shares, is hereby amended to read in its entirety as follows:

          'The total number of shares of the Corporation which may be issued is 2,167,500, to consist of 7,500 preferred shares having a par value of $100.00 each and 2,160,000 common shares without par value.'

     The remainder of Paragraph IV is not amended and shall remain in full force and effect.

     5. The number of common shares without par value currently issued and outstanding is 631,256, and the number of authorized, but unissued common shares without par value is 88,744. The terms of the change are as follows:
     Each authorized common share, whether issued or unissued, will be split 3-for-1. As a result, for each issued and outstanding common share without par value, the holder thereof will receive two additional common shares without par value, giving a total of 1,893,768 common shares without par value issued and outstanding. The stated capital of the Corporation will be neither reduced nor increased; pursuant to Section 806(b)(1) of the Business Corporation Law this existing stated capital will be the stated capital with respect to the 1,893,768 common shares without par value outstanding after the split has been effectuated. Upon the effectuation of the 3-for-1 split, 266,232 authorized but unissued common shares without par value will remain. The stated capital with respect to such remaining, unissued 266,232 common shares without par value will be determined from time to time upon their issuance.

     6. The amendment to the Certificate of Incorporation was authorized as follows: Upon the unanimous vote of the Corporation's Board of Directors, the amendment was submitted to the Annual Meeting of the Corporation's common shareholders on April 25, 1997, where the amendment was authorized by the affirmative vote of a majority of the issued and outstanding common shares entitled to vote thereon, a quorum being present.

      IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment this 2nd day of May, 1997.

                                          (signed) Fred M. Knipp
                                                   Fred M. Knipp, President

                                          (signed) Philip S. Demarest
                                                   Philip S. Demarest, Secretary

State of New York )
                  ) ss.:
County of Orange  )

     Fred M. Knipp, being duly sworn, deposes and says that he is one of the persons described in and who executed the foregoing certificate, that he has read the same and knows the content thereof, and that the statements contained therein are true.

                                                    (signed) Fred M. Knipp

                                                             Fred M. Knipp

Sworn to before me this
2nd day of May, 1997.

(signed) Bonnie A. Jackowitz
Notary Public

Bonnie A. Jackowitz
Notary Public, State of New York
No. 4802628 Certified in Orange County
Commission Expires May 31, 1998